UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: VANGUARD TRUSTEES' EQUITY FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - October 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) INTERNATIONAL VALUE FUND

OCTOBER 31, 2003

ANNUAL REPORT

[THE VANGUARD GROUP (R)]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 report from the advisor
11 fund profile
13 glossary of investment terms
14 performance summary
15 your fund's after-tax returns
16 about your fund's expenses
17 financial statements
27 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard International Value Fund returned 31.7% during the 12 months ended October 31, 2003, surpassing the performances of its average mutual fund peer and its benchmark indexes.
* A weakening dollar enhanced returns from most international markets for U.S.-based investors.
*    Gains   from   emerging   markets   added   significantly   to  the  fund's
     competitiveness.
* Despite several trying years for international investors, international stock funds still can play a valuable diversifying role in a long-term portfolio of stocks, bonds, and short-term reserves.
--------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended October 31, 2003, virtually all stock markets around the globe gained ground. For U.S.-based investors, the dollar's decline against most major foreign currencies translated into even higher returns from overseas markets.

Amid this positive atmosphere for international investors, Vanguard International Value Fund had a total return of 31.7%. This excellent result was due to favorable stock-picking in several industry sectors as well as to outstanding performances from the fund's investments in emerging markets.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------
2003 TOTAL RETURNS               FISCAL YEAR ENDED
                                        OCTOBER 31
--------------------------------------------------
Vanguard International Value Fund            31.7%
MSCI EAFE Index                              27.0
Average International Fund*                  24.5
MSCI All Country World Index Free ex USA     30.4
--------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund outperformed its average mutual fund peer and its two unmanaged market benchmarks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which tracks equity performance in 21 developed markets, and the MSCI All Country World Index Free ex USA, which also includes emerging markets.

The table above presents the total return (capital change plus reinvested dividends) for the fund as well as for the three comparative standards. The table on page 5 shows the beginning and ending share prices for the fund along with its per-share distributions. If you own the International Value Fund in a taxable account, you may wish to review the report on after-tax returns on page 15.

WORLD MARKETS STAGED A STRONG RALLY

At the onset of the 2003 fiscal year, investors' fears about the looming war with Iraq, the SARS (severe acute respiratory syndrome) outbreak, increasing terrorist activity, and the sluggish world economy weighed heavily on global stock markets. These concerns dissipated somewhat with the start of combat operations in Iraq, as a sense of relief seemed to spark a powerful upswing throughout most global markets.

--------------------------------------------------------------------------------
MARKET BAROMETER                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED OCTOBER 31, 2003
                                     -------------------------------------------
                                               ONE          THREE        FIVE
                                              YEAR          YEARS       YEARS
--------------------------------------------------------------------------------
STOCK
MSCI All Country World Index Free
   ex USA (International)                    30.4%          -4.4%        1.4%
Russell 1000 Index (Large-caps)              22.3           -8.2         1.1
Russell 2000 Index (Small-caps)              43.4            3.4         8.3
Wilshire 5000 Index (Entire market)          24.4           -7.1         1.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   4.9%           8.4%        6.5%
   (Broad taxable market)
Lehman Municipal Bond Index                   5.1            7.1         5.6
Citigroup 3-Month Treasury Bill Index         1.2            2.6         3.6
================================================================================
CPI
Consumer Price Index                          2.0%           2.1%        2.4%
--------------------------------------------------------------------------------

In the aggregate, returns from international markets outpaced the performance of the U.S. market during the past 12 months. As measured by the MSCI All Country World Index Free ex USA, stocks outside the United States rose 30.4% in U.S. dollars for the period. This exceeded the 24.4% return of the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market, by 6 percentage points.

POSITIVE NEWS ON MANY FRONTS PROPELLED INTERNATIONAL MARKETS

Around the world, the fiscal year brought signs of economic growth. In the Pacific region, the good news came from the area's largest economy, Japan. The nation's gross domestic product in the third quarter of calendar-year 2003 added to the impressive gains the economy experienced earlier in the year. Tokyo's Nikkei 225 Index, which fell to a 20-year low early in calendar 2003, gained nearly 22% during the fiscal period. Japan's unemployment rate seems to be establishing a moderating trend, after hitting a two-year low in August, and many businesses saw a return to profitability during the 12 months.

On balance, Eurozone economies showed fewer signs of recovery than Japan. The growth rate of Europe's developed economies was very slow, and a few countries, most notably Germany, were in a mild recession during the fiscal year. Decreasing unemployment rates and the success of stimulative fiscal policies--including a tax cut in Germany--have raised hopes that growth may improve.

The world's emerging markets continued their exceptional showing. Much of the growth was centered in Asian emerging markets, which benefited from China's growth and from signs of recovery in Western economies. As a major exporter, as well as a big importer of raw materials from around the world, China plays an ever-growing role in the Pacific region's economies.

THE FUND'S STRATEGY WAS SUCCESSFUL DURING THE FISCAL YEAR

The International Value Fund's fiscal-year gain of 31.7% was its best result since the 1986 fiscal year. The fund held about 63% of its portfolio in Europe at the end of the year, 21% in the Pacific, and the remainder in emerging markets. On balance, the returns from each region were strong, with especially good results from emerging markets. In terms of industry sectors, the fund recorded positive returns in all ten of the sectors in which it held stocks during the period. Returns in 9 of those 10 sectors exceeded 10%, while 5 of the 10 sectors' returns exceeded 30%. Financial stocks, the fund's largest sector holding at about one-quarter of the portfolio on October 31, returned 32%.

The advisor's stock-selection strategy, which looks first at company- level fundamentals and then examines broader industry and economic criteria, often leads to a portfolio notably different from the fund's primary benchmark. The strategy was successful this year, as stock choices in several sectors fared quite well, with returns that outpaced those of the EAFE Index's corresponding sectors. The most notable sectors were consumer discretionary (which represented 14% of the portfolio on October 31 and gained 41% for the fiscal year) and industrials (which represented 13% of the portfolio and advanced 53%). Information technology, with 10% of the portfolio, also registered robust results, returning 55%.

--------------------------------------------------------------------------------
The advisor's stock-selection strategy was successful, with choices in several sectors having excellent returns.
--------------------------------------------------------------------------------

The fund's emerging-markets holdings, first added in 2001, gave a powerful relative boost to International Value's fiscal-year return. Emerging markets represented about 14% of the portfolio on October 31, contrasting sharply with the EAFE Index, which has no emerging markets exposure. This position reflects the advisor's willingness to search beyond the developed economies for strong performers in often more dynamic, though riskier, markets. During the past fiscal year, the strategy enabled the fund to benefit from stocks in nations such as China and South Korea where markets performed especially well.

For more details about the fund's positioning and performance during the fiscal year, read the Report from the Advisor, which begins on page 6.

THE FUND'S LONG-TERM RECORD IS VERY COMPETITIVE

Following three consecutive fiscal years of negative returns, it was pleasing to see the International Value Fund rebound in the 2003 fiscal year. The fund's long-term performance has been strong relative to its peer funds and benchmarks over the ten years ended October 31, but its longer-term absolute returns, along with those of its peers and benchmarks, reflect the erosive effects of the bear market. A hypothetical investment of $10,000 in the fund on October 31, 1993, would have grown to $16,100, a modest reward indeed for ten years of participation in the volatile international stock markets. On the other hand, the same investment in the average international fund would have ended the period with a value of $13,289, some $2,800 less.

------------------------------------------------------------------------
TOTAL RETURNS                                            TEN YEARS ENDED
                                                        OCTOBER 31, 2003
------------------------------------------------------------------------
                                   AVERAGE                FINAL VALUE OF
                                    ANNUAL                     A $10,000
                                    RETURN            INITIAL INVESTMENT
------------------------------------------------------------------------
INTERNATIONAL VALUE FUND              4.9%                       $16,100
MSCI EAFE Index                       3.2                         13,745
Average International Fund            2.9                         13,289
MSCI All Country World
   Index Free ex USA                  3.6                         14,282
------------------------------------------------------------------------

Hansberger Global Investors, advisor to your fund since August 2000, has skillfully piloted the fund during a challenging global economic and political environment that has made international investing much more complicated over the past three years. Hansberger has outpaced the fund's average peer in each of the last three fiscal years.

Along with the advisor's skills, another key contributor to your fund's long-term success has been its significant cost advantage over similar mutual funds. (Page 16 compares the cost of your fund with the average cost of its competitors.)

A CASE FOR INCLUDING INTERNATIONAL FUNDS IN YOUR PORTFOLIO

As the recent years of tumult in the stock market have shown, the greatest certainty in investing is uncertainty. Because no one has yet been able to predict consistently and accurately future movements in the financial markets, Vanguard continues to stress the importance of forging a sound, balanced investment plan and sticking to it through good times and bad.

If you are a long-term investor, a reasonable commitment of assets--consistent with your risk tolerance, objectives, and time frame--to one or more low-cost international stock funds may benefit your portfolio. The International Value Fund has established itself as a competitive choice for value-conscious international investors. The fund can add an international flavor and help to diversify and mitigate the risks of a portfolio of U.S. stock funds.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for your continuing confidence in Vanguard.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 19, 2003



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2002-OCTOBER 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                STARTING        ENDING      INCOME      CAPITAL
                             SHARE PRICE   SHARE PRICE   DIVIDENDS        GAINS
--------------------------------------------------------------------------------
International Value Fund          $18.92        $24.54      $0.290        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard International Value Fund returned 31.7% in fiscal 2003, outperforming its primary benchmark, the MSCI EAFE Index (127.0%), by 4.7 percentage points.

THE INVESTMENT ENVIRONMENT

At the beginning of the fiscal year, global stock markets had bounced back from the lows they reached in mid-summer 2002, and expectations were high that the U.S. economy would recover early in the new year. By the end of December--as signs of stability began to appear in global stock market indexes--it seemed like the worst was behind us and that calendar 2003 would end up being a ho-hum year. However, the period from January 1 to October 31 was anything but quiet--or stable! In March, world markets fell sharply, apparently in reaction to the buildup to the invasion of Iraq by U.S.-led forces and to reports of the SARS outbreak. Fears that the fragile global economic recovery would be derailed by higher oil prices due to a drawn-out conflict in Iraq, coupled with a likely impediment to the free movement of goods and people due to the SARS epidemic, resulted in a rush to safe assets such as U.S. Treasury bonds. While stocks suffered from their association with "risk," bonds generally gained from the risk-averse mind-set prevalent at the time. Interest rates in the United States and other countries drifted to 40-year lows.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------

But that was then. In the ensuing seven months, global equity markets were buoyed by a combination of decent corporate earnings and increasingly solid economic data. While the military situation in Iraq and the conquest of the SARS epidemic were turning points in the fundamental improvement in the global economy, the sudden preference for equities as an asset class and the subsequent flood of money into stocks were key drivers of stock prices.

While the U.S. economy continues to dominate global economic statistics--with a strong 8.2% annual rate of growth in real gross domestic product during the third calendar quarter--other regions of the world are also playing a part. The Japanese economy is showing some signs of growth, and a crucial general election in November-- in which Prime Minister Junichiro Koizumi's coalition was returned to power, albeit with a smaller majority--is likely to help determine its sustainability. Signs of renewed vigor in the Chinese, Indian, and other emerging economies are based on solid increases in domestic consumption as well as on exports. In addition, exporting goods and services into the large, consumption-based U.S. economy has helped many emerging economies accumulate significant U.S. dollar reserves. In our opinion, this is, to some extent, keeping the value of the dollar from a free fall as a result of the rising trade deficit between the United States and the rest of the world. This is not to suggest that the dollar has been unscathed. Over the 12 months ended October 31, the dollar dropped 15% against the euro, about 12% against the Japanese yen, and 8% against the British pound. A weak U.S. dollar is typically perceived as good for investors in international stock markets.

OUR VIEW OF THE INTERNATIONAL MARKETPLACE

In our report to you last year, we described Hansberger Global Investors' disciplined, value-oriented research and investment approach, in which we look at investments over the long term, assessing a company's ability to earn money during the course of an economic cycle and the ability of its management to guide it during good and bad times. We also emphasized our systematic review of the stocks we select for the fund's portfolio and our ability--given our long-term value orientation--to step back and assess the world from a distance without getting caught up in the frenzy of the moment. These comments were made when stock markets were at low points, but these comments--including the word frenzy--also apply to the remarkable situation we are in today, where every piece of good news seems to be rewarded and bad news seems to be ignored.

Last year we believed that the world's central banks would guide their economies toward economic stability by opening the money floodgates. This year we believe that the central banks may be concerned about the rate at which the global economy is rebounding, and we think that they might increase short-term interest rates a bit to limit any inflationary pressures. We do not expect any increases in interest rates to hurt the case for a moderate global economic recovery, and we see little on the horizon to threaten our confidence in the long-term outlook for the fund's holdings. However, it is difficult to make a case for a continued sharp rise in stock prices. Valuations drive our investment process, and they will continue to influence what stocks we own.

Our bottom-up investment process resulted in changes in the fund's holdings over the past 12 months, but not in its geographic and sector allocations. Although the Japanese economy showed signs of improvement during the period, our research and investment process led us to remain underweighted in Japan relative to the EAFE Index, as companies in Japan were still expensive compared with their global peers. This hurt the fund's performance because of the sharp rebound in Japanese stocks, but we intend to maintain our investment discipline and only add names in Japan as we find companies that fit our valuation criteria. We marginally increased our exposure in Europe (including the United Kingdom), but that, too, was a by-product of our investment process and of the good performance of the shares we own. Four of the fund's top ten holdings at the end of the fiscal year were domiciled in Europe. Also, the fund's 14% exposure to emerging markets (in contrast to the EAFE Index's absence of emerging-markets issues) was driven by valuation considerations and our faith in the managements of companies in these countries to capitalize on their business opportunities. The fund's emerging-markets holdings gained 67% during the fiscal year. Finally, the fund's current portfolio comprises companies that we believe will benefit from a positive economic environment, although given our investment process, some changes can be expected in the course of the year.

OUR SUCCESSES

At the fiscal year-end, our top ten holdings included not only "old economy" names like oil company Total (2.2% of total net assets) and banking conglomerate HSBC Holdings (2.3%), but also technology stocks like Samsung Electronics (2.1%) and TietoEnator (1.8%), which made it into the portfolio because of their attractive long-term valuations.

Investments in companies in the emerging markets added significantly to the fund's overall performance. Notably, the fund's top-performing stock for the period was Denway Motors (1174%) in China.

OUR SHORTFALLS

We did not book profits in some of fiscal 2002's better performers. The British company Unilever was one of our best performers in 2002 in the developed-markets universe. This year it was among our losers. In the emerging markets, South Korea's Kookmin Bank, which turned in the portfolio's best performance in the last fiscal year, still made money, but lagged the overall fund's performance. We recently sold our position in the Brazilian mining company Companhia Vale do Rio Doce, but unfortunately for the fund and us, the sale proved to be premature as the company's shares continued to rise.

WHERE WE'VE BEEN AND WHERE WE'RE GOING

Since October 31, 2002, the fund has:

* Maintained a cash level of approximately 2% to meet redemptions and take advantage of investment opportunities as they arose.

* Experienced turnover of approximately 27%. Many stocks that no longer met our investment criteria were sold and replaced by shares that did.

* Increased its holdings in the financials, industrials, and information technology sectors.

* Reduced its holdings in the health care, materials, telecommunication services, and utilities sectors.

* Maintained a preference for investments in Europe relative to those in Japan. We devoted an average of about 14% of assets to companies in the emerging markets, even though our benchmark has no holdings in those markets.

*    Increased the number of stocks in the portfolio from 76 to 83.

Because we select stocks on a sector basis, the geographic location of a company is generally not an important consideration. Our analysts look for value in well-run companies that have solid long-term businesses.

Although bottom-up in our approach, we consider macro issues that could affect the companies in which we invest.

We will continue to be patient investors in stocks that meet our rigorous valuation criteria. We thank you for your ongoing confidence in us.

Thomas Hansberger, president and chief executive officer
Ajit Dayal, deputy chief investment officer
Ronald Holt,managing director of research
Aureole  L.W.  Foong,  managing  director,   asian  research  hansberger  global
investors, inc.

NOVEMBER 13, 2003

FUND PROFILE                                                    AS OF 10/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 13.


INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          83                 1,009         1,746
Turnover Rate                            27%                    --            --
Expense Ratio                          0.62%                    --            --
Cash Investments                          2%                    --            --
--------------------------------------------------------------------------------


------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

HSBC Holdings PLC                           2.3%
  (banking)
Total SA                                    2.2
  (integrated oil)
Samsung Electronics Co., Ltd.               2.1
  (electronics)
Sumitomo Trust & Banking Co., Ltd.          2.0
  (banking)
Kookmin Bank                                1.9
  (banking)
NEC Corp.                                   1.9
  (computer hardware)
GlaxoSmithKline PLC                         1.9
  (pharmaceuticals)
TietoEnator Oyj B Shares                    1.8
  (information technology services)
ENI SpA                                     1.8
  (energy)
DBS Group Holdings Ltd.                     1.8
  (banking)
------------------------------------------------
Top Ten                                    19.7%
------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.93                 1.00    0.95          1.00
Beta                  1.05                 1.00    1.05          1.00
---------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                        COMPARATIVE      BROAD
                                             FUND            INDEX*    INDEX**
------------------------------------------------------------------------------
Consumer Discretionary                        14%               13%        12%
Consumer Staples                               7                 9          8
Energy                                         6                 8          9
Financials                                    24                27         26
Health Care                                    7                 9          8
Industrials                                   13                 9          9
Information Technology                        10                 7          8
Materials                                      8                 7          8
Telecommunication Services                     7                 7          8
Utilities                                      2                 4          4
------------------------------------------------------------------------------
Cash Investments                               2%                --         --
------------------------------------------------------------------------------

------------------------------
ALLOCATION BY REGION

EMERGING MARKETS           14%
CASH INVESTMENTS            2%
PACIFIC                    21%
EUROPE                     63%
------------------------------

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.
Country Diversification table is on the next page.


                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

-------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

                                      COMPARATIVE             BROAD
                          FUND             INDEX*           INDEX**
-------------------------------------------------------------------
EUROPE
United Kingdom             21%                27%               22%
France                     14                  9                 8
Germany                     8                  7                 6
Netherlands                 4                  5                 4
Italy                       4                  4                 3
Switzerland                 3                  7                 6
Finland                     3                  2                 2
Sweden                      3                  2                 2
Denmark                     1                  1                 1
Spain                       1                  3                 3
Greece                      1                  0                 0
Belgium                     0                  1                 1
Ireland                     0                  1                 1
-------------------------------------------------------------------
Subtotal                   63%                69%               59%
-------------------------------------------------------------------
PACIFIC
Japan                      13%                23%               19%
Hong Kong                   5                  2                 2
Singapore                   3                  1                 1
Australia                   0                  5                 4
-------------------------------------------------------------------
Subtotal                   21%                31%               26%
-------------------------------------------------------------------
EMERGING MARKETS
South Korea                 6%                 --                2%
China                       2                  --                0
Mexico                      2                  --                1
Taiwan                      1                  --                1
Thailand                    1                  --                0
South Africa                1                  --                1
Brazil                      1                  --                1
Other Emerging Markets      0                  --                4
-------------------------------------------------------------------
Subtotal                   14%                 --               10%
-------------------------------------------------------------------
OTHER                       0%                 --                5%
-------------------------------------------------------------------
Cash Investments            2%                 --                --
-------------------------------------------------------------------
Total                     100%               100%              100%
-------------------------------------------------------------------
*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                             AS OF 10/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1993-OCTOBER 31, 2003

                               MSCI All
                          COUNTRY WORLD                                AVERAGE
          INTERNATIONAL      INDEX FREE            MSCI EAFE     INTERNATIONAL
             VALUE FUND          EX USA                INDEX              FUND


199310            10000           10000                10000             10000
199401            10894           10778                10612             11259
199404            10753           10553                10557             10805
199407            10995           10804                10747             10940
199410            11170           11184                11009             11059
199501            10308           10138                10141             10002
199504            11129           11068                11146             10688
199507            11650           11483                11494             11354
199510            11173           10973                10968             10938
199601            11938           11835                11776             11748
199604            12482           12422                12418             12392
199607            12024           11888                11899             11982
199610            12369           12132                12117             11410
199701            12642           12226                12002             12818
199704            12870           12529                12307             13065
199707            14491           14321                14055             14899
199710            13250           12723                12678             12595
199801            13242           13089                13237             13625
199804            14610           14548                14635             15795
199807            14223           14366                14823             15907
199810            13786           13345                13901             13082
199901            14263           14531                15145             15121
199904            16093           15636                16025             16259
199907            16880           15952                16261             16823
199910            16950           16716                17103             16181
200001            16521           18009                18060             19494
200004            16732           18120                18251             19906
200007            17377           17682                17726             19389
200010            16199           16370                16607             16613
200101            17073           16412                16544             17508
200104            15710           15000                15276             16287
200107            14856           13714                13877             14821
200110            13115           12290                12467             12229
200201            13876           12460                12313             13066
200204            15143           13317                13156             14184
200207            13314           11626                11530             12349
200210            12223           10952                10820             10673
200301            11855           10718                10474             10917
200304            12249           11289                11016             11648
200307            14361           12670                12256             12887
200310            16100           14282                13745             13289
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED OCTOBER 31, 2003
                                     ------------------------------- FINAL VALUE
                                         ONE        FIVE       TEN  OF A $10,000
                                        YEAR       YEARS     YEARS   INVESTMENT
--------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND              31.72%       3.15%     4.88%       $16,100
MSCI All Country World Index
  Free ex USA                         30.40        1.37      3.63         14,282
MSCI EAFE Index                       27.03       -0.22      3.23         13,745
Average International Fund*           24.51        0.32      2.88         13,289
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1993-OCTOBER 31, 2003

                      INTERNATIONAL            MSCI EAFE
                       VALUE FUND                INDEX

1994                     11.7                    10.1
1995                      0.0                    -0.4
1996                     10.7                    10.5
1997                      7.1                     4.6
1998                      4.0                     9.6
1999                     23.0                    23.0
2000                     -4.4                    -2.9
2001                    -19.0                   -24.9
2002                     -6.8                   -13.2
2003                     31.7                    27.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                  TEN YEARS
                          INCEPTION      ONE        FIVE  ----------------------
                               DATE     YEAR       YEARS   CAPITAL  INCOME TOTAL
--------------------------------------------------------------------------------
International Value Fund  5/16/1983   28.26%       4.09%     1.96%   2.36% 4.32%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Note: The fund assesses a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. See Financial Highlights table on page 22 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2003

                                            ONE YEAR     FIVE YEARS    TEN YEARS
                                       -----------------------------------------
INTERNATIONAL VALUE FUND
 Returns Before Taxes                         31.72%          3.15%        4.88%
 Returns After Taxes on Distributions         31.03           2.07         2.78
 Returns After Taxes on Distributions
    and Sale of Fund Shares                   20.52           2.12         3.07
--------------------------------------------------------------------------------
Note: The fund assesses a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                COST OF $10,000            FUND      PEER GROUP*
                             INVESTMENT IN FUND    EXPENSE RATIO   EXPENSE RATIO
--------------------------------------------------------------------------------
International Value Fund                    $72            0.62%           1.70%
--------------------------------------------------------------------------------
*Average International Fund.
Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                            AS OF 10/31/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL VALUE FUND                       SHARES                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
--------------------------------------------------------------------------------
BRAZIL (1.0%)

  Petrol Brasil ADR                           640,000           $        15,040

CHINA (2.4%)
  Denway Motors Ltd.                       26,458,000                    21,805
  China Mobile (Hong Kong) Ltd.             5,314,000                    15,089
* PICC Property and Casualty Co. Ltd.         186,000                        44
                                                                ----------------
                                                                $        36,938
                                                                ----------------
DENMARK (1.1%)
  Group 4 Falck A/S                           713,000                    16,000

FINLAND (2.7%)
  TietoEnator Oyj B Shares                  1,046,000                    27,725
  UPM-Kymmene Oyj                             715,000                    13,383
                                                                ----------------
                                                                $        41,108
                                                                ----------------
FRANCE (14.4%)
  Total SA                                    217,000                    33,728
  Aventis SA                                  470,000                    24,888
  Schneider Electric SA                       395,000                    23,121
  AXA                                       1,196,056                    22,664
  Societe Generale Class A                    285,000                    21,171
  European Aeronautic
    Defence and Space Co.                   1,029,000                    20,934
  Groupe Danone                               115,500                    17,429
  BNP Paribas SA                              330,000                    17,340
  Lafarge SA                                  183,360                    13,131
  Arcelor                                     861,000                    12,282
  Suez SA                                     639,000                    10,251
                                                                ----------------
                                                                $       216,939
                                                                ----------------
GERMANY (8.0%)
  E.On AG                                     385,000                    19,461
  Celesio AG                                  450,000                    18,833
  Linde AG                                    403,900                    18,524
  Deutsche Bank AG                            252,000                    16,622
  BASF AG                                     300,000                    13,762
  Adidas-Salomon AG                           142,000                    13,157
  Volkswagen AG Pfd.                          378,000                    12,871
  Volkswagen AG                               145,156                     7,322
                                                                ----------------
                                                                $       120,552
                                                                ----------------
GREECE (0.6%)

  Hellenic Telecommunication
    Organization SA                           804,000                     9,010
                                                                ----------------
HONG KONG (5.1%)
  HSBC Holdings PLC                         2,274,800                    34,273
  Hutchison Whampoa Ltd.                    3,000,000                    23,275
  Wing Hang Bank Ltd.                       3,260,000                    20,108
                                                                ----------------
                                                                $        77,656
                                                                ----------------
INDONESIA
* PT Toba Pulp Lestari Tbk                    545,000                        --
                                                                ----------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL VALUE FUND                       SHARES                      (000)
--------------------------------------------------------------------------------
ITALY (3.7%)
  ENI SpA                                   1,737,555           $        27,593
  Saipem SpA                                2,000,000                    14,555
  Luxottica Group SpA ADR                     875,000                    13,974
                                                                ----------------
                                                                $        56,122
                                                                ----------------

JAPAN (13.5%)
  Sumitomo Trust &
    Banking Co., Ltd.                       5,390,000                    30,104
  NEC Corp.                                 3,181,000                    28,096
  Sony Corp.                                  657,000                    22,889
  Mazda Motor Corp.                         7,560,000                    19,393
  Rohm Co., Ltd.                              141,000                    19,008
  Tostem Inax Holding Corp.                   860,000                    15,325
  Kao Corp.                                   661,000                    13,589
  Promise Co., Ltd.                           280,000                    12,582
  Canon, Inc.                                 260,000                    12,582
  Takeda Chemical Industries Ltd.             316,000                    11,182
  Mabuchi Motor Co.                           140,000                    10,672
  Asahi Glass Co., Ltd.                     1,000,000                     7,896
                                                                ----------------
                                                                $       203,318
                                                                ----------------
MEXICO (1.6%)
  Telefonos de Mexico SA Class L ADR          409,000                    13,149
  Cemex SA de CV ADR                          492,739                    11,826
                                                                ----------------
                                                                $        24,975
                                                                ----------------
NETHERLANDS (4.4%)
  ING Groep NV                              1,097,672                    22,791
  Koninklijke (Royal) Philips
  Electronics NV                              600,000                    16,176
  Akzo Nobel NV                               494,000                    15,621
  DSM NV                                      273,000                    12,517
                                                                ----------------
                                                                $        67,105
                                                                ----------------
SINGAPORE (3.1%)
  DBS Group Holdings Ltd.                   3,219,701                    26,446
  Singapore Airlines Ltd.                   2,850,000                    19,808
                                                                ----------------
                                                                $        46,254
                                                                ----------------
SOUTH AFRICA (1.1%)
  Old Mutual PLC                            9,200,000                    15,963

SOUTH KOREA (6.2%)
  Samsung Electronics Co., Ltd.                81,000                    32,167
  Kookmin Bank                                802,000                    29,275
  LG Chem Ltd.                                430,000                    17,258
  Shinsegae Co., Ltd.                          75,000                    15,051
                                                                ----------------
                                                                $        93,751
                                                                ----------------
SPAIN (0.9%)
  Telefonica Moviles SA                     1,584,795                    13,339
                                                                ----------------
SWEDEN (2.6%)
  Volvo AB B Shares                           715,000                    19,981
  Atlas Copco AB B Shares                     576,000                    18,829
                                                                ----------------
                                                                $        38,810
                                                                ----------------
SWITZERLAND (3.3%)
  Nestle SA (Registered)                      101,770                    22,406
  Novartis AG (Registered)                    431,680                    16,454
  Swisscom AG                                  37,000                    10,765
                                                                ----------------
                                                                $        49,625
                                                                ----------------
TAIWAN (1.1%)
* Taiwan Semiconductor Manufacturing
    Co. Ltd. ADR                            1,570,860                    17,374
                                                                ----------------

THAILAND (1.1%)
  Advanced Information Services Co. Ltd.
    (Foreign)                              10,949,600                    17,017
                                                                ----------------
UNITED KINGDOM (19.9%)
  GlaxoSmithKline PLC                       1,307,459                    28,000
  Rolls-Royce Group PLC                     7,848,917                    25,273
  Amvescap PLC                              2,966,000                    23,480
  Vodafone Group PLC                       10,297,146                    21,624
  GUS PLC                                   1,714,778                    20,951
  Unilever PLC                              2,322,000                    19,800
  HBOS PLC                                  1,700,000                    19,775
  Royal Bank of Scotland
    Group PLC                                 710,000                    19,024
  Signet Group PLC                         10,530,000                    18,494
  Kingfisher PLC                            3,710,080                    17,786
  Barclays PLC                              2,053,181                    17,316
  Standard Chartered PLC                      978,933                    15,657
  Boots Group PLC                           1,260,000                    15,234
  Tesco PLC                                 3,800,000                    15,234
  Compass Group PLC                         1,760,000                    10,147
  Lloyds TSB Group PLC                      1,452,680                    10,089
* Kesa Electricals PLC                        848,018                     3,511
                                                                ----------------
                                                                $       301,395
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,252,574)                           $     1,478,291
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
INTERNATIONAL VALUE FUND                        (000)                      (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
--------------------------------------------------------------------------------
* AXA SA
  12/21/2004
    (Cost $1,117)                               * 75            $         1,277
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.06%, 11/3/2003--Note G                    $57,614                    57,614
  1.07%, 11/3/2003                             32,156                    32,156
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $89,770)                 $        89,770
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.9%) (Cost $1,343,461)                    $     1,569,338
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     28,112
Security Lending Collateral
  Payable to Brokers--Note G                                            (57,614)
Other Liabilities                                                       (28,774)
                                                                ----------------
                                                                        (58,276)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 61,580,702 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $     1,511,062
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $         24.54
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
*--Euro.

--------------------------------------------------------------------------------
                                               AMOUNT                       PER
                                                (000)                     SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                          $  1,390,664           $         22.59
Undistributed Net Investment
  Income                                       26,679                       .43
Accumulated Net Realized
  Losses                                     (132,238)                    (2.15)
Unrealized Appreciation
  Investment Securities                       225,877                      3.67
  Foreign Currencies                               80                        --
--------------------------------------------------------------------------------
NET ASSETS                               $  1,511,062           $         24.54
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        INTERNATIONAL VALUE FUND
                                                     YEAR ENDED OCTOBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                        $    35,015
  Interest                                                                  339
  Security Lending                                                        1,311
--------------------------------------------------------------------------------
    Total Income                                                         36,665
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               1,725
  Performance Adjustment                                                    497
The Vanguard Group--Note C
  Management and Administrative                                           4,470
  Marketing and Distribution                                                206
Custodian Fees                                                              530
Auditing Fees                                                                19
Shareholders' Reports and Proxies                                            39
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
    Total Expenses                                                        7,488
    Expenses Paid Indirectly--Note D                                       (467)
--------------------------------------------------------------------------------
    Net Expenses                                                    $     7,021
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               $    29,644
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             32,299
  Foreign Currencies                                                     (1,128)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 31,171
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 303,299
  Foreign Currencies                                                         42
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        303,341
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $   364,156
================================================================================
*Dividends are net of foreign withholding taxes of $2,450,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL VALUE FUND
                                                --------------------------------
                                                   YEAR                    YEAR
                                                  ENDED                   ENDED
                                          OCT. 31, 2003           OCT. 31, 2002
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $      29,644            $     17,419
  Realized Net Gain (Loss)                       31,171                (108,299)
  Change in Unrealized Appreciation
    (Depreciation)                              303,341                  26,161
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                  364,156                 (64,719)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (16,699)                (11,677)
  Realized Capital Gain                              --                      --
--------------------------------------------------------------------------------
    Total Distributions                         (16,699)                (11,677)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                      1,083,611               1,114,040
  Issued in Lieu of Cash Distributions           15,848                  10,972
  Redeemed                                   (1,021,397)               (732,954)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                         78,062                 392,058
--------------------------------------------------------------------------------
    Total Increase (Decrease)                   425,519                 315,662
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                         1,085,543                 769,881
--------------------------------------------------------------------------------
  End of Period                           $   1,511,062            $  1,085,543
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         56,231                  54,363
  Issued in Lieu of Cash Distributions              850                     500
  Redeemed                                      (52,874)                (34,923)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares
    Outstanding                           $       4,207            $     19,940
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL VALUE FUND
------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED                                 YEAR ENDED
                                                             OCTOBER 31,        JAN. 1 TO              DECEMBER 31,
                                                      -----------------------    OCT. 31,       ------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003        2002        2001*       2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $18.92      $20.57       $26.02     $29.13    $25.09   $22.64
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .48         .29          .34        .55       .69      .77
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          5.43       (1.65)       (5.78)     (2.74)     4.74     3.64
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        5.91       (1.36)       (5.44)     (2.19)     5.43     4.41
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.29)       (.29)        (.01)      (.73)     (.66)   (1.06)
  Distributions from Realized Capital Gains                   --          --           --       (.19)     (.73)    (.90)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.29)       (.29)        (.01)      (.92)    (1.39)   (1.96)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $24.54      $18.92       $20.57     $26.02    $29.13   $25.09
========================================================================================================================

TOTAL RETURN**                                            31.72%      -6.81%      -20.91%     -7.48%    21.81%   19.46%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $1,511      $1,086         $770       $835    $1,045     $806
  Ratio of Total Expenses to
    Average Net Assets                                     0.62%       0.65%       0.64%+      0.53%     0.59%    0.52%
  Ratio of Net Investment Income to
    Average Net Assets                                     2.46%       1.80%       1.93%+      1.94%     2.54%    2.77%
  Portfolio Turnover Rate                                    27%         26%          37%        78%       41%      39%
========================================================================================================================
*The fund's fiscal  year-end  changed from December 31 to October 31,  effective
October 31, 2001.
**Total  returns do not reflect the 2% fee  assessed  on  redemptions  of shares purchased on or after June 27, 2003, and held for less than two months.
+Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital; no redemptions subject to fees occurred in 2003.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended October 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets before an increase of $497,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $229,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.23% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $466,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.04% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the year ended October 31, 2003, the fund realized net foreign currency losses of $1,128,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     For tax purposes, at October 31, 2003, the fund had $28,259,000 of ordinary income available for distribution. The fund had available realized losses of $132,082,000 to offset future net capital gains of $24,955,000 through October 31, 2009, and $107,127,000 through October 31, 2010.

     At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $225,877,000, consisting of unrealized gains of $277,433,000 on securities that had risen in value since their purchase and $51,556,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency gains of $80,000 resulting from the translation of other assets and liabilities at October 31, 2003.

F. During the year ended October 31, 2003, the fund purchased $412,680,000 of investment securities and sold $319,276,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2003, was $53,807,000, for which the fund held cash collateral of $57,614,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA


DECEMBER 15, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD INTERNATIONAL VALUE FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2003, are as follows:

--------------------------------------------------------------------------------
                                        GROSS
                                      FOREIGN       FOREIGN
COUNTRY                             DIVIDENDS           TAX
--------------------------------------------------------------------------------
Australia                             $0.0024       $0.0004
Brazil                                 0.0122        0.0013
China                                  0.0158        0.0000
Finland                                0.0143        0.0001
France                                 0.0827        0.0045
Germany                                0.0493        0.0006
Greece                                 0.0105        0.0000
Hong Kong                              0.0440        0.0000
Italy                                  0.0287        0.0009
Japan                                  0.0219        0.0015
Mexico                                 0.0190        0.0000
Netherlands                            0.0378        0.0052
Panama                                 0.0006        0.0000
Singapore                              0.0128        0.0023
South Korea                            0.0166        0.0028
Spain                                  0.0049        0.0000
Sweden                                 0.0244        0.0001
Switzerland                            0.0221        0.0005
Taiwan                                 0.0000        0.0005
Thailand                               0.0185        0.0018
United Kingdom                         0.1683        0.0155

The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2003. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2004.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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control of your own  investments.  VANGUARD.COM  was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections to:

*    Determine what asset  allocation  might best suit your needs--by taking our
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     education-- by using our planning tools.
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     guides.
*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
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     snap.

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*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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                                       27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q460 122003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD TRUSTEES' EQUITY FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD TRUSTEES' EQUITY FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

      VANGUARD TRUSTEES' EQUITY FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: December 12, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.